Contingent Liabilities	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Contingent Liabilities
35.	CONTINGENT LIABILITIES

Randgold and Exploration summons

On 21 August 2008, Gold Fields Operations Limited, or GFO, formerly known as Western Areas Limited, a subsidiary of Gold Fields, received a summons from Randgold and Exploration Company Limited, or R&E, and African Strategic Investment (Holdings) Limited. The summons claims that during the period that GFO was under the control of Brett Kebble, Roger Kebble and others, GFO assisted in the unlawful disposal of shares owned by R&E in Randgold Resources Limited, or Resources, and Afrikander Lease Limited, now Uranium One.

The claims have been computed in various ways. The highest claims have been computed on the basis of the highest prices of Resources and Uranium One shares between the dates of the alleged thefts and May 2017 (approximately R43.7 billion). The alternative claims are computed based on the value of the shares as at the date of judgment (which is not yet calculable), plus dividend amounts that would have been received and based on the market value of the shares at the time they were allegedly misappropriated, plus dividends that would have been received (cumulatively equating to approximately R26.9 billion).

Simultaneously with delivering its plea, GFO joined certain third parties to the action (namely JCI Limited, JC Lamprecht, RAR Kebble and the deceased and insolvent estate of BK Kebble), in order to enable it to claim compensation against such third parties in the event that the plaintiffs are successful in one or more of their claims. In addition, notices in terms of section 2(2)(b) of the Apportionment of Damages Act, 1956 were served on various parties by GFO, in order to enable it to make a claim for a contribution against such parties in terms of the Apportionment of Damages Act, should the plaintiffs be successful in one or more of its claims.

The matter has been allocated to the commercial court of the Gauteng Local Division, Johannesburg, as a result of which it will be case managed by the Judge assigned to the matter, in order to ensure that it progresses to trial. A provisional trial date of 29 January 2020 has been allocated to this matter, but it will only proceed to trial on this date if it is trial ready, which seems unlikely.

GFO’s assessment remains that it has sustainable defences to these claims and, accordingly, GFO’s attorneys were instructed to vigorously defend the claims.

The ultimate outcome of the claims cannot presently be determined and, accordingly, no adjustment for any effects on the Group that may result from these claims, if any, has been made in the consolidated financial statements.

Silicosis

Class action

A consolidated application has been brought against several South African mining companies, including Gold Fields, for certification of a class action on behalf of current or former mineworkers (and their dependants) who have allegedly contracted silicosis and/or tuberculosis while working for one or more of the mining companies listed in the application.

On 3 May 2018, the Gold Working Group (comprising African Rainbow Minerals, Anglo American SA, AngloGold Ashanti, Gold Fields, Harmony and Sibanye-Stillwater) (the “GWG Parties”) concluded a settlement agreement (the “Settlement Agreement”) with the attorneys representing claimants in the silicosis and tuberculosis class action litigation. The Settlement Agreement provides meaningful compensation to all eligible workers suffering from silicosis and/or tuberculosis who worked in the GWG Parties’ mines from 12 March 1965 to the effective date of the Settlement Agreement.

The Settlement Agreement is subject to certain suspensive conditions, including that an unconditional order of court, sanctioning the Settlement Agreement to make the Settlement Agreement an order of court, is obtained from the High Court of South Africa (Gauteng Local Division, Johannesburg) (the “Court”).

The first stage of the Court approval application comprised an ex parte application which was heard on 13 December 2018. Following this hearing, the Court issued an order setting out how members of the settling classes and other interested parties should be informed of the proposed settlement and how they may make representations to the Court regarding the settlement, should they wish.

The second stage of the approval application makes provision for members of the settling classes and interested parties to make submissions to the Court, if they so wish, on the settlement. The hearing of the second stage of the approval application will take place from 29 to 31 May 2019. Should there be no notifications of objections to the settlement, this hearing will take place on 3 April 2019.

If and when the Court has approved the settlement, there will then be a period in which members of the settling classes may indicate whether they wish to opt out of the settlement. The Settlement Agreement provides that any member of the settlement classes who does not opt out is automatically eligible to submit a claim.

In terms of the settlement, a settlement trust will be constituted. A website (www.SilicosisSettlement.co.za) and a Facebook page (www.facebook.com/silicosissettlement) were established where miners, ex-miners or their dependants can register an interest in making a claim from the settlement trust once it is established, and learn more about the settlement.

Individual action

In addition to the class action above, an individual silicosis-related action has been instituted against Gold Fields and another mining company. In February 2018, the defendants (including Gold Fields) and the plaintiff entered into a confidential settlement agreement in full and final settlement of this matter.

Financial provision

Gold Fields has provided for the estimated cost of the class action settlement based on actuarial assessments and the provisions of the Settlement Agreement. At 31 December 2018, the provision for Gold Fields’ share of the settlement of the class action claims and related costs amounted to US$25.1 million (R367.8 million). The nominal value of this provision is US$34.7 million (R507.0 million).

This provision compares to the initial amount raised in June 2017 of US$30.2 million (R400.2 million). The decrease is due to a change in the timing of expected cash flows.

The ultimate outcome of this matter remains uncertain, with a possible failure to fulfil all the suspensive conditions, including the Settlement Agreement being approved by the Court. The provision is consequently subject to adjustment in the future.

Acid mine drainage

Acid mine drainage (“AMD”) or acid rock drainage (“ARD”), collectively called acid drainage (“AD”) is formed when certain sulphide minerals in rocks are exposed to oxidising conditions (such as the presence of oxygen, combined with water). AD can occur under natural conditions or as a result of the sulphide minerals that are encountered and exposed to oxidation during mining or during storage in waste rock dumps, ore stockpiles or tailings dams. The acidic water that forms usually contains iron and other metals if they are contained in the host rock.

Gold Fields has identified incidences of AD, and the risk of potential short-term and long-term AD issues, specifically at its Cerro Corona, South Deep and Damang mines and, at currently immaterial levels, its Tarkwa and St Ives mines. The AD issues at Damang mine are confined to the Rex open pit.

Gold Fields commissioned additional technical studies during 2015 to 2018 to identify the steps required to prevent or mitigate the potentially material AD impacts at its Cerro Corona, Damang and South Deep operations, but none of these studies have allowed Gold Fields to generate a reliable estimate of the total potential impact on the Group. Gold Fields’ mine closure cost estimates for 2018 contain costs for the aspects of AD management which the Group has reliably been able to estimate.

Gold Fields continues to investigate technical solutions at its South Deep, Cerro Corona and Damang mines to better inform appropriate short and long-term mitigation strategies for AD management and to work towards a reasonable cost estimate of these potential issues. Further studies are planned for 2019.

No adjustment for any effects on the Group that may result from AD, if any, has been made in the consolidated financial statements other than through the Group’s normal environmental rehabilitation costs provision (refer note 25.1).

South Deep tax dispute

The South Deep mine (“South Deep”) is jointly owned and operated by GFIJVH (50%) and GFO (50%).

During the September 2014 quarter, the South African Revenue Service (“SARS”) issued a Finalisation of Audit Letter (“the Audit Letter”) stating that SARS has disallowed GFIJVH’s Additional Capital Allowance claim.

The Group objected to SARS’ decision and vigorously defended its position. After no resolution was achieved during a Tax Court sitting in 2017, GFIJVH appealed to the High Court.

The Group announced that on 30 May 2018 GFIJVH and SARS entered into a confidential settlement agreement (as provided for in the Tax Administration Act) in full and final settlement of this matter. As a result of the settlement GFIJVH has recognised an additional R2,708.0 million (US$185.1 million) of capital allowance with a tax benefit on this amount of R785.3 million (US$53.7 million).